UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2004

IMCLONE SYSTEMS INCORPORATED
(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor
New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated July 20, 2004.

Item 9.         Regulation FD Disclosure

On July 20, 2004, ImClone Systems Incorporated (the “Company”) and Bristol-Myers Squibb Company issued a press release announcing that the companies have established a plan for the filing of a supplemental Biologics License Application (sBLA) for use of ERBITUX as a single agent and in combination with radiation in Squamous Cell Carcinoma of the Head and Neck (SCCHN) with the U.S. Food and Drug Administration (FDA).  A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

	By:	/s/ Clifford R. Saffron
		Name:	Clifford R. Saffron
		Title:	Senior Vice President, Legal
and General Counsel

Date: July 21, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated July 20, 2004.